Exhibit 77(q)(1)

Exhibits

(e)(1)	Investment Management Agreement dated July 20, 2012 between ING Separate Portfolios Trust and ING Investments, LLC in regards to ING Emerging Markets Corporate Debt Fund, ING Emerging Markets Hard Currency Debt Fund, and ING Emerging Markets Local Currency Debt Fund – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

(e)(2)	Letter Agreement, dated July 20, 2012 to reduce the annual investment management fee for ING Emerging Markets Corporate Debt Fund, ING Emerging Markets Hard Currency Debt Fund, and ING Emerging Markets Local Currency Debt Fund for the period from July 20, 2012 through August 1, 2014 – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

(e)(3)	Sub-Advisory Agreement dated July 20, 2012 between ING Investments, LLC and ING Investment Management Co. LLC in regards to ING Emerging Markets Corporate Debt Fund, ING Emerging Markets Hard Currency Debt Fund, and ING Emerging Markets Local Currency Debt Fund – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

(e)(4)	Letter Agreement, dated July 20, 2012 to waive the sub-advisory fee payable by ING Investments for the period from July 20, 2012 through August 1, 2014 for ING Emerging Markets Corporate Debt Fund, ING Emerging Markets Hard Currency Debt Fund, and ING Emerging Markets Local Currency Debt Fund – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.

(e)(5)	Amended Schedule A effective July 20, 2012 to the Expense Limitation Agreement effective May 16, 2007 in regards to ING Emerging Markets Corporate Debt Fund, ING Emerging Markets Hard Currency Debt Fund, and ING Emerging Markets Local Currency Debt Fund – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.